Exhibit 99.1


                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Epolin, Inc. (the "Company") on Form 10-QSB for the period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 15, 2003                /s/ Murray S. Cohen
                                       Murray S. Cohen,
                                       Chairman of the Board and
                                       Chief Executive Officer


Date: July 15, 2003                /s/ James Ivchenko
                                       James Ivchenko,
                                       President (Principal
                                       Financial Officer)